                                                             Exhibit 21


            SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.


                              SEPTEMBER 30, 1994

                                                    Jurisdiction
                                                         of
     Legal Name                                     Incorporation
     ----------                                     -------------

     Alco Controls S.A. de C.V.                        Mexico
     Branson Ultrasonic S.A.                           Switzerland
     Commercial Cam Co., Inc.                          Delaware
     Compania de Motores Domesticos S.A.de C.V.        Mexico
     Computer Power Systems (Europe) Ltd.              U.K.
     Controles Electromecanicos De Mexico              Mexico
     Con-Tek Valves, Inc.                              Georgia
     Copeland Electric Corporation                     Delaware
     Digital Appliance Controls, Inc.                  Delaware
        Digital Appliance Controls Korea, Inc.         Delaware
        Digital Appliance Controls Manufacturing       Delaware
               (Singapore) Pte Ltd.                    Singapore
     EECO, Inc.                                        Delaware
        Appleton Electric Company                      Delaware
        Copeland Corporation                           Delaware
               CDP International, Inc.                 Delaware
               Copeland Access +, Inc.                 Delaware
               Copeland International, Inc.            Ohio
               Copeland Redevelopment Corporation      Missouri
               Sillcox Overseas Investment, Inc.       Delaware
                    Pameco-Aire Asia Private Limited   Singapore
          Emerson Electric (U.S.) Holding Corporation  Delaware
               Asco GmbH                               Germany
                    Asco GmbH & Co.                    Germany
               Automatic Switch Company                Delaware
                    Asco Investment Corp.              New Jersey
                         Angar Scientific Company,Inc. New Jersey
                         Asco Controls A.G.            Switzerland
                              Asco Controls B.V.       Netherlands
                                   Asco Mideast B.V.   Netherlands
                                   Asco GmbH           Hungary
                         Ascomation Pty. Ltd.          Australia
                              Ascomation (NZ) Limited  New Zealand
                         Asco Sweden AB                Sweden
                    Asco (Japan) Company Ltd.          Japan
                    Asco Services, Inc.                New Jersey
                    Ascomatica S.A. de C.V.            Mexico
                    Ascoval Industria E Commercio Ltda.Brazil
                    Hanover Advertising Services, Inc. New Jersey
                    Joucomatic Controls, Inc.          N. Carolina
               Branson Ultrasonics Corporation         Delaware
                    Branson Korea Co., Inc.            Korea





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                    Branson Plastics Joining, Inc.     New York
                    Branson Precision Cleaning Company California
                    Branson Ultrasonidos S.A.E.        Spain
                    Branson Ultrasons S.A.             France
                         Krautkramer France S.A.       France
               Chromalox GmbH                          Germany
               Copeland GmbH                           Germany
                    Compresreurs Mechaniques
                       Frigorifiques S.A.              France
                              Copeland France S.A.     France
                    Copeland Benelux BV                Netherland
                    Copeland Deutchland Verwaltung
                                GmbH                   Germany
                    Copeland Corporation Limited       U.K.
                         Prestcold GmbH                Germany
                    Copeland Italia S.a.R.l.           Italy
                    Copeland Deutchland GmbH & Co.     Germany
                    Copeland Iberica CIB S.A.          Spain
                    Copeland Norden AB                 Sweden
                    Copeland Refrigeration Europe S.A. Belgium
               Emerson Electric GmbH                   Germany
                    Alco Controls France S.A.          France
                    Emerson Electric GmbH & Co.        Germany
               Emerson Electric Overseas Finance Corp. Delaware
                    U.S.E.M. de Mexico S.A. de C.V.    Mexico
                         Motores U.S. de Mexico, S.A.  Mexico
               Emerson Technologies GmbH               Germany
                    Emerson Technologies GmbH & Co.    Germany
               Fisher Controls G.m.B.H.                Germany
               Krautkramer GmbH                        Germany
                    Krautkramer GmbH & Co.             Germany
               Liebert GmbH                            Germany
               Liebert A.G.                            Switzerland
               Ridge Tool GmbH                         Germany
               Ridge Tool GmbH & Co.                   Germany
               Rosemount GmbH                          Germany
                    Rosemount GmbH & Co.               Germany
               Rosemount Inc.                          Minnesota
                    Fisher Rosemount Middle East       Delaware
                    Kay-Ray/Sensall, Inc.              Delaware
                    Ohkura-Rosemount Co., Ltd.         Japan
                    Rosemount AB                       Sweden
                    Rosemount Analytical Inc.          Delaware
                    Rosemount AS (Norway)              Norway
                    Rosemount China Inc.               Minnesota
                    Rosemount Espana, S.A.             Spain
                         Fisher Controls, S.A.         Spain
                    Fisher-Rosemount Holding AG        Switzerland
                         Fisher Controls Ges. M.B.H.   Austria
                         Fisher-Rosemount AG           Switzerland
                         Fisher-Rosemount A/S          Denmark
                         Fisher-Rosemount Poland Ltd.  Poland
                    Rosemount Instruments Pty. Ltd.    Australia
                         Emerson Electric Co. Pty Ltd. Australia

                         Rosemount Instruments Ltd.    New Zealand
                    Rosemount Instruments Taiwan, Ltd. Taiwan
                    Rosemount Korea, Ltd.              Korea
                    Rosemount Mexicana S.A. de C.V.    Mexico
                    Rosemount Nuclear Instruments      Delaware
                    Rosemount Office Systems, Inc.     Minnesota
                    Rosemount S.A.R.L.                 France
                         Rosemount Portugal S.A.       Portugal
                    Rosemount Shanghai Co. Limited     China
                    Fisher-Rosemount Singapore
                      Pte. Ltd.                        Singapore
                    Tekmar Company                     Ohio
                    Valmet-Rosemount Inc. (50% owned)  Finland
               PEPT Investment Corporation             Delaware
                    S-B Power Tool Company
                         (partnership - 50% owned)     Delaware
                         Inversiones 421-10, C.A.      Venezuela
                              Skil Venezolana S.R.L.   Venezuela
                         Skil Canada Inc.              Canada
                         Skil de Mexico S.A. de C.V.   Mexico
                         Skil International
                              Holding B.V.             Netherlands
                              Skil Europe B.V.         Netherlands
                                   Skil Benelux B.V.   Netherlands
                              Skil Trading B.V.        Netherlands
                                   Skil Germany GMBH   Germany
                                        Skil Germany
                                             GMBH Co.  Germany
                                   Skil France S.A.    France
                                   Skil Sweden A.B.    Sweden
                         Skil(Western Hemisphere) Corp.Illinois
                    Skil Europe Corporation            Delaware
                         Skil GmbH                     Austria
                         Skil AB                       Sweden
               Xomox Corporation                       Ohio
                    Flow Technology, Inc.              Ohio
                    Flow Technology S.A. de C.V.       Mexico
                    Naegelen S.A.                      France
                    Industria e Comerco Ltda.          Brazil
                    Xomox A G                          Switzerland
                    Xomox S.A. de C.V.                 Mexico
                    Xomox Korea Ltd.                   Korea
               Xomox International GmbH                Germany
                    Gulde Regelarmaturen B.V.          Netherlands
                    Gulde Regelarmaturen
                            Verwaltungs GmbH           Germany
                         Gulde Regelarmaturen
                         Verwaltungs GmbH & Co.        Germany
                    Xomox International GmbH & Co.     Germany
          Emerson Power Transmission Corporation       Delaware
               Emerson Chain, Inc.                     Delaware
                    Regina-Emerson Company
                    (partnership - 50% owned)          Wisconsin

                         UCC Corp.                     Wisconsin
               Emerson Electronic Motion Controls, Inc.Minnesota
          Liebert Corporation                          Ohio
               Control Concepts Corporation            Delaware
               Emersub XXV, Inc.                       Delaware
                    Computersite-Preparations, Inc.    Ohio
               Liebert Corporation Australia Pty, Ltd. Australia
               Liebert Far East Limited                Hong Kong
                    Liebert Far East Pte. Ltd.         Singapore
                         Liebert (Malaysia) Sdn.Bhd.   Malaysia
               Liebert Hong Kong Ltd.                  Hong Kong
               Liebert International B.V.              Netherlands
               Liebert Limited                         U.K.
          Micro Motion, Inc.                           Colorado
          Ridge Tool Company                           Ohio
               Ridge Tool (Australia) Pty., Ltd.       Australia
               Ridge Tool Manufacturing Company        Delaware
                    Ridgid Vaerktoj A/S                Denmark
               Ridgid Italia S.R.L.                    Italy
               Ridgid Werkzeuge AG                     Switzerland
          Therm-O-Disc, Incorporated                   Ohio
               Componentes Avanzados de Mexico, S.A.
                    de C.V.                            Mexico
               Controles de Temperatura S.A. de C.V.   Mexico
     E.G.P. Corporation                                Delaware
     Emerson Electric (Asia) Limited                   Hong Kong
          Branson Ultrasonics (Asia Pacific)
               Co. Ltd.                                Hong Kong
          Emerson Electric (South Asia/Pacific)
            Pte. Ltd.                                  Singapore
          Emerson Electric (Shenzhen) Co. Ltd.         China
          Emerson Machinery Equipment (Shenzhen)
               Co. Ltd.                                China
     Emerson Electric II, C.A.                         Venezuela
          Emerson Electric, C.A.                       Venezuela
     Emerson Electric Foreign Sales Corporation        Virgin
                                                        Islands
     Emerson Electric Ireland Ltd.                     Bermuda
     Emerson Electric Nederland B.V.                   Netherlands
          Branson Ultrasonics B.V.                     Netherlands
          Brooks Instrument B.V.                       Netherlands
               Emerson Computer Power B.V.             Netherlands
          Capax Electrische Apparatenfabriek B.V.      Netherlands
          Fisher Controls B.V.                         Netherlands
          Fusite, B.V.                                 Netherlands
          Rosemount Benelux B.V.                       Netherlands
               Skil AG                                 Switzerland
     Emerson Electric Puerto Rico, Inc.                Delaware
          Emerson Puerto Rico, Inc.                    Delaware
     Emerson Electric (Taiwan ) Company Limited        Taiwan
     Emerson Finance Co.                               Delaware
          Emersub XIX, Inc.                            Delaware
          Emerson Capital Funding, Inc.                Delaware
     Emerson Sice S.p.A.                               Italy

          C.E. Set S.R.L.                              Italy
          Branson Ultrasuoni S.P.A.                    Italy
          Fisher Controls, S.P.A.                      Italy
          Fisher Italia                                Italy
          Rosemount Italia S.R.L.                      Italy
          Xomox Italia S.R.L.                          Italy
     Emerson Pacific Pte. Ltd.                         Singapore
     EMR Holdings, Inc.                                Delaware
          Emerson Electric Canada Ltd.                 Canada
               Appleton Electric Limited               Canada
               Ascolectric Limited                     Canada
               Fisher Controls Company of Canada
                    Ltd.                               Canada
               Rosemount Instruments Ltd.              Canada
               Sweco Canada, Inc.                      Canada
               Therm-O-Disc (Canada) Limited           Canada
               Xomox Canada Ltd.                       Canada
          Emerson Electric Hungary Ltd.                Hungary
          Emerson Electric Iberica S.A.                Spain
          Emerson Electric (M) SDN BHD                 Malaysia
          Emerson Electric Slovakia                    Slovakia
          Emerson Electric (Thailand) Limited          Thailand
          Emerson Holding Company Limited              U.K.
               Emerson Electric (U.K.) Limited         U.K.
                    Hocking Holdings Ltd.(50% owned)   U.K.
                         Hocking NDT Limited           U.K.
                         Nippon Hocking                U.K.
               Fisher Controls Ltd.                    U.K.
               Rosemount Limited                       U.K.
                    Xomox U.K. Limited                 U.K.
               Switched Reluctance Drives Ltd. (SRDL)  U.K.
                    Reluctance Motors Ltd.             U.K.
          Emerson Europe S.A.                          France
               Crouzet Electromenager S.A.             France
                    Crouzet SpA Italy                  Italy
               Fisher Controls, S.A.                   France
               Francel S.A.                            France
               Joucomatic S.A.                         France
                    Fluidocontrol S.A.                 Spain
                    Joucomatic Controls Ltd.           U.K.
                    Joucomatic GmbH Steuergeraete      Germany
                    Joucomatic S.p.A.                  Italy
                    S.A. Joucomatic N.V.               Belgium
                    Sotrac S.r.l.                      Italy
               Omet S.A.                               France
               Ridge Tool France S.A.                  France
               Leroy-Somer S.A.                        France
                    Bertrand-Polico S.A.               France
                    Constructions Electriques
                         de Beaucourt S.A.             France
                    Electronique du Sud-Ouest S.A.     France
                         Atelier de Bobinage de
                           Moteurs Electriques
                           S.a.r.L                     France
                         Belzon & Richardot S.A.       France

                         Construction Electriques
                           du Nord S.A.                France
                         Lorraine Services Electrique
                           Electronique Electromecanique
                           S.A.R.L.                    France
                         M.I.S. Poitouraine
                           S.A.R.L.                    France
                         M.I.S. Kerebel Provence
                              S.A.R.L.                 France
                         Marcel Oury S.a.r.L.          France
                         Mezierres S.A.                France
                         Establissements J.
                           Michel S.A.                 France
                         Maintenance Industrie
                           Service S.a.r.L.            France
                         Maintenance Industrie
                           Services Le Havre
                           S.a.r.L.                    France
                         Maintenance Industrie
                           Services Rennes
                           S.a.r.L.                    France
                         Maintenance Industrie
                           Services Rhone-Alpes
                           S.A.R.L.                    France
                         Maintenance Industrie
                           Services Toulouse
                           S.a.r.L.                    France
                         Navarre Services S.A.R.L.     France
                         Ouest Electro Service
                           S.A.R.L.                    France
                         Societe Nouvelle Paillet
                           Services S.A.R.L.           France
                         Radiel Bobinage S.A.R.L.      France
                         Societe Nouvelle Silvain
                           S.A.R.L.                    France
                         M.I.S. Societe Peaucelle
                           D'Installations et
                           Reparations Electriques
                           S.A.R.L.                    France
                         Viet Services S.A.R.L.        France
                         Leroy-Somer Chilena Servicios
                           Electromecanicos Ltd.       Chile
                         Poteau Moderne du
                           Sud-Ouest S.A.              France
                    Etablissements Sevenier S.A.       France
                    Etablissements Trepeau S.A.        France
                    Girard Transmissions S.A.          France
                    La Francaise de Manutention S.A.   France
                    Leroy-Somer AB                     Sweden
                    Leroy-Somer Belgium S.A.           Belgium
                    Leroy-Somer do Brasil Industria
                         E. Commercio Ltd.             Brazil
                    Leroy-Somer Canada Ltd.            Canada
                    Leroy-Somer Danmark A/S            Denmark

                    Leroy-Somer
                          Elektroantriebe GmbH         Austria
                    Leroy-Somer
                          Elektromotoren GmbH          Germany
                    Leroy-Somer Finland OY             Finland
                    Leroy-Somer Iberica S.A.           Spain
                    Leroy-Somer International N.V.     Netherlands
                    Leroy-Somer Italiana S.p.A.        Italy
                    Leroy-Somer Ltd.                   U.K.
                    Leroy-Somer Maroc S.A. (50% owned) Morocco
                    Leroy-Somer Motores E Sistemas
                           Electromecanicos Ltda.      Portugal
                    Leroy-Somer Nederland BV           Netherlands
                    Leroy-Somer Norge A/S              Norway
                    Leroy-Somer (Pty) Ltd.             Australia
                    Leroy-Somer (SEA) Pte. Ltd.        Singapore
                    Leroy-Somer Suisse S.A.            Switzerland
                    MLS Industries Inc.                Delaware
                         Yorba Linda
                               International Inc.      Delaware
                    Maintenance Industrielle de
                         Vierzon S.A.                  France
                    MOTADOUR S.A.                      France
                    Moteurs Leroy-Somer S.A.           France
                    Moteurs Leroy-Somer Canada Ltd.    Canada
                    Moteurs Patay S.A.                 France
                    Societe Anonyme de Mecanique
                            et D'outillage du
                            Vivarais  S.A.             France
                    Societe Civile Immobiliere
                            des Jacquieres             France
                    Societe Con Folentaise de
                            Metalurgie S.A.            France
                    Societe de Mecanique
                            et D'Electromthermie
                            des Pays de L'Adour S.A.   France
                    Societe Commerciale des
                            Ateliers de Constructions
                            Electriques D'Orleans S.A. France
          Fisher Controls, S.A.N.V.                    Belgium
          Shanghai Branson Co. Limited                 China
     Etirex S.A.                                       France
     Fisher Controls International, Inc.               Delaware
          Exac Corporation                             California
          Fisher Controles Do Brasil Ltda.             Brazil
          Fisher Controls Asia Pacific Ltd.            Delaware
          Fisher Controls De Mexico, S.A. De C.V.      Mexico
          Fisher Controls Hong Kong Limited            Hong Kong
               Tianjin Fisher Valve Co. Ltd.           China
          Fisher Controls PTY. Limited                 Australia
          Fisher Service Company                       Delaware
          Fisher Systems & Installation Company        Delaware
          Industrious Fisher Controls de
               Venezuela S.A.                          Venezuela




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          Nippon Fisher Company Ltd.                   Japan
               Fisco Ltd.(Fisco Kabushiki Kaisha)      Japan
     Fisher-Rosemount Hungary Ltd.                     Hungary
     Fusite Holding Corporation                        Ohio
          Emerson Japan, Ltd.                          Japan
               Brooks Instruments K.K.                 Japan
     Innoven III Corporation                           Delaware
     Krautkramer Branson Incorporated                  Connecticut
          Stresstel Corporation                        California
     Leatherneck Acquisition II Corporation            Delaware
          Buehler International, Inc.                  Delaware
               Buehler Ltd.                            Illinois
                    Buehler Holdings                   Delaware
                         Buehler Europe Ltd.           U.K.
                         Buehler UK Ltd.               U.K.
                    Wirtz-Buehler GmbH                 Germany
                    Buehler-Met AG                     Switzerland
                    Buehler-Met Handela                Austria
                    Buehler-Met Handelgesell-
                      schaff M.B.H.                    Australia
                    Tech-Met Canada Ltd.               Canada
     Louisville Ladder Corp.                           Missouri
     McGill Manufacturing Company                      Indiana
          McGill International Inc.                    Taiwan
     Metaloy, Inc.                                     Mass
     Motores Hermeticos del Sur, S.A. de C.V.          Mexico
     Ridge Tool Europe, S.A.                           Belgium
     Ridgid Ferramentas E. Maquinas, Ltda.             Brazil
     Rosemount S.A. (Belgium)                          Belgium
     SWECO, Inc.                                       California
          SWECO Europe, S.A.                           Belgium
     Termo-Controles de Juarez S.A. de C.V.            Mexico
     Transmisiones de Potencia Emerson S.A. de C.V.    Mexico
     U.S. Electrical Motors D.C. Motor Plant, Inc.     Delaware
     Vermont American Corporation (50% owned)          Delaware
          Carbide Blast Joints, Inc.                   Texas
          Clairson International Corp.                 Florida
          Credo Tool Company                           Delaware
          DML, Inc.                                    N. Carolina
          Gilmour Manufacturing Company                Pennsylvania
               Gilmour Hose Company                    Delaware
          VA Export, Ltd.                              Virgin
                                                        Islands
          VAC Data Management, Inc.                    Delaware
          Vermont American (Australia) Ltd.            Nevada
          Vermont American Canada Inc.                 Canada
          Vermont American Corporation,
               Fountain Inn                            Delaware
          Vermont Westa Werkzeugbau GmbH               Germany
          VA Holding Company                           Delaware
     Western Forge Corporation                         Delaware
     Wiegand S.A. de C.V.                              Mexico